CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY        DISTRIBUTION DATE: 06-NOV-02
CERTIFICATE (HP)                                                    PAGE 1 OF 2
--------------------------------------------------------------------------------


      Payment Determination Statement Number                                  4
      Distribution Date                                               06-Nov-02


      DATES COVERED                                          FROM AND INCLUDING       TO AND INCLUDING
      -------------                                          ------------------       ----------------
           Collections Period                                         01-Oct-02              31-Oct-02
           Accrual Period                                             07-Oct-02              05-Nov-02
           30/360 Days                                                       30
           Actual/360 Days                                                   30


                                                             NUMBER OF
      COLLATERAL POOL BALANCE DATA                           ACCOUNTS                      $ AMOUNT
      ----------------------------                           ---------                     --------
      Pool Balance - Beginning of Period                      105,367                 1,846,919,152.24
      Collections of Installment Principal                                               36,040,878.71
      Collections Attributable to Full Payoffs                                           19,126,082.51
      Principal Amount of Repurchases                                                             0.00
      Principal Amount of Gross Losses                                                    1,099,745.71
                                                                                      ----------------

      Pool Balance - End of Period                            104,051                 1,790,652,445.31
                                                                                      ================



      POOL STATISTICS                                                                  END OF PERIOD
      -----------------                                                              -----------------
      Initial Pool Balance (Pool Balance at
        the Purchase Date)                                                            2,000,013,689.95
      Pool Factor (Pool Balance as a Percent of
        Initial Pool Balance)                                                                   89.53%

      Ending O/C Amount                                                                 104,477,084.13
      Coverage Ratio (Ending Pool Balance as a
        Percent of Ending Securities)                                                          106.20%

      Cumulative Net Losses                                                                 757,397.33
      Net Loss Ratio (3 mo. Weighted Avg.)                                                    0.15790%
      Cumulative Recovery Ratio                                                                 57.30%
      60+ Days Delinquency Amount                                                         5,924,025.98
      Delinquency Ratio (3 mo. Weighted Avg.)                                                 0.21250%

      Weighted Average APR                                                                      7.149%
      Weighted Average Remaining Term (months)                                                   49.71
      Weighted Average Seasoning (months)                                                         8.74




CHRYSLER FINANCIAL                            DISTRIBUTION DATE:    06-NOV-02
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY                         PAGE 2 OF 2
SERVICER'S CERTIFICATE (HP)
-------------------------------------------------------------------------------

      CASH SOURCES
      ------------
           Collections of Installment Principal                                                              36,040,878.71
           Collections Attributable to Full Payoffs                                                          19,126,082.51
           Principal Amount of Repurchases                                                                            0.00
           Recoveries on Loss Accounts                                                                          634,963.13
           Collections of Interest                                                                           10,742,734.94
           Investment Earnings                                                                                   58,041.47
           Reserve Account                                                                                    4,797,657.50
                                                                                                         -----------------
           TOTAL SOURCES                                                                                     71,400,358.26
                                                                                                         =================

      CASH USES
      ---------
           Servicer Fee                                                                                       1,539,099.29
           Note Interest                                                                                      3,731,710.83
           Reserve Fund                                                                                       4,797,657.50
           O/C Release to Seller                                                                                      0.00
           Note Principal                                                                                    61,331,890.64
                                                                                                         -----------------
           TOTAL CASH USES                                                                                   71,400,358.26
                                                                                                         =================


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                                                                   71,400,358.26
      Investment Earnings in Trust Account                                                                      (58,041.47)
      Daily Collections Remitted                                                                            (65,071,480.41)
      Cash Reserve in Trust Account                                                                          (4,797,657.50)
      Servicer Fee (withheld)                                                                                (1,539,099.29)
      O/C Release to Seller                                                                                           0.00
                                                                                                         -----------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                  (65,920.41)
                                                                                                         =================


 O/C RELEASE
 -----------
                            (Prospectus pg S16)
Pool Balance                                          1,790,652,445.31
Yield Supplement O/C Amount                             (10,786,597.36)
                                                     ------------------
Adjusted Pool Balance                                 1,779,865,847.95


TOTAL SECURITIES                                      1,686,175,361.18
                                                     -----------------


Adjusted O/C Amount                                      93,690,486.77


O/C Release Threshold                                    71,194,633.92

O/C Release Period?          (A1 Notes Matured)         No

O/C Release                                                       0.00



                                               Beginning             Ending          Principal              Principal per
                                                Balance              Balance          Payment                $1000 Face
                                           ----------------    -----------------------------------------------------------
      NOTES & CERTIFICATES
      --------------------
Class A-1  356,694,000.00  @   1.83%         185,138,251.82      123,806,361.18      61,331,890.64          121.2092700
Class A-2  675,000,000.00  @   2.20%         675,000,000.00      675,000,000.00               0.00            0.0000000
Class A-3  430,000,000.00  @   2.93%         430,000,000.00      430,000,000.00               0.00            0.0000000
Class A-4  395,000,000.00  @   3.53%         395,000,000.00      395,000,000.00               0.00            0.0000000
Certificates                                  62,369,000.00       62,369,000.00               0.00            0.0000000
                                           ----------------    -----------------------------------
   Total Securities                        1,747,507,251.82    1,686,175,361.18      61,331,890.64
                                           ================    ===================================


      NOTES & CERTIFICATES                       Interest      Interest per
      --------------------                       Payment       $1000 Face            Original
                                             -------------------------------------------------
Class A-1  356,694,000.00  @   1.83%            282,335.83     0.5579759            506000000
Class A-2  675,000,000.00  @   2.20%          1,237,500.00     1.5926641            777000000
Class A-3  430,000,000.00  @   2.93%          1,049,916.67     1.7527824            599000000
Class A-4  395,000,000.00  @   3.53%          1,161,958.33     2.7404678            424000000
Certificates                                          0.00                           77400000
                                             -------------                    ----------------
   Total Securities                           3,731,710.83                    2,383,400,000.0
                                             =============                    ================

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period  30
        ------